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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration Statement of PairGain Technologies, Inc. on Form S-8 of our report dated February 27, 1997, appearing in the Annual Report on Form 10-K/A of PairGain Technologies, Inc. for the year ended December 31, 1996.


/s/  Deloitte & Touche LLP

Costa Mesa, California
August 15, 1997